Exhibit 99.2

3M Finalizes Separation of its Food Safety Business and Merger of the Business with
Neogen; Accepts Shares Tendered in Exchange Offer

PR Newswire

ST. PAUL, Minn., Sept. 1, 2022

ST. PAUL, Minn., Sept. 1, 2022 /PRNewswire – 3M (NYSE: MMM) announced today both the successful completion of its split-off exchange offer for 3M common stock in connection with the previously announced separation of 3M’s food safety business and the closing of the merger of Garden SpinCo Corporation (“SpinCo”), the 3M subsidiary holding the food safety business, with a subsidiary of Neogen Corporation (“Neogen”). Pursuant to the merger, SpinCo is now a wholly-owned subsidiary of Neogen.

In the merger, each share of SpinCo common stock was converted into the right to receive one share of Neogen common stock. As a result, 3M stockholders who tendered shares of 3M common stock in the exchange offer and whose shares were accepted will receive approximately 6.7713  shares of Neogen common stock (subject to the receipt of cash in lieu of fractional shares) for each share of 3M common stock accepted for exchange.

Pursuant to the exchange offer, which expired at 11:59 p.m., New York City time, on August 31, 2022, 3M has accepted 15,989,536 shares of 3M common stock in exchange for 108,269,946 shares of SpinCo common stock.   Because more than 15,989,536 shares of 3M common stock were tendered, all shares of SpinCo common stock owned by 3M were distributed in the exchange offer, and no shares were distributed in a pro rata distribution to 3M stockholders. Earlier today, 3M announced a preliminary proration factor of approximately 6.95 percent.

“We believe our Food Safety business will be well positioned with Neogen, and we are pleased to close the transaction,” said Mike Roman, 3M chairman and chief executive officer. “By building a global innovator in food safety, the business will bring customers a broader offering of technologies and solutions, while unlocking greater value for shareholders.”

In addition to the exchange offer reducing outstanding 3M shares by approximately 16 million shares, or approximately 3% of outstanding shares, 3M also received consideration valued at approximately $1 billion, prior to closing and other adjustments, that will be deployed in-line with the company’s regular capital allocation priorities. The transaction involved a tax-free “Reverse Morris Trust” transaction structure, which is intended to be tax-efficient to 3M and 3M’s shareholders for U.S. federal income tax purposes. 3M expects to record a gain in the third quarter of 2022 associated with this transaction and to reflect it as an adjustment in arriving at results, adjusted for special items.

3M employees globally who primarily supported 3M’s food safety business will transition with the business in conjunction with the divesture. The transaction included dedicated food safety manufacturing operations located in Bridgend, U.K.

In a separate statement on July 26, 2022, 3M announced its intent to spin off its Health Care business, resulting in two world-class, public companies well positioned to pursue their respective growth plans. To learn more, view the press release on 3M’s News Center.

 About 3M

3M (NYSE: MMM) believes science helps create a brighter world for everyone. By unlocking the power of people, ideas and science to reimagine what’s possible, our global team uniquely addresses the opportunities and challenges of our customers, communities, and planet. Learn how we’re working to improve lives and make what’s next at 3M.com/news or on Twitter at @3M or @3MNews.

3M Media Contact:
Jennifer Ehrlich
(651) 592-0132 or 3Mnews@mmm.com

3M Investor Contact:
Bruce Jermeland
(651) 733-1807

Diane Farrow
(612) 202-2449

Cautionary Note on Forward-Looking Statements

This release includes “forward-looking statements” as that term is defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended by the Private Securities Litigation Reform Act of 1995, including statements regarding the proposed transaction between Neogen, 3M and SpinCo. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “forecast,” “outlook,” “target,” “endeavor,” “seek,” “predict,” “intend,” “strategy,” “plan,” “may,” “could,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” or the negative thereof or variations thereon or similar terminology generally intended to identify forward-looking statements. All statements, other than historical facts, including, but not limited to, the expected benefits of the transaction, including future financial and operating results and strategic benefits, the tax consequences of the transaction, and the combined Neogen-SpinCo company’s plans, objectives, expectations and intentions, legal, economic and regulatory conditions, and any assumptions underlying any of the foregoing, are forward-looking statements.

These forward-looking statements are based on Neogen and 3M’s current expectations and are subject to risks and uncertainties, which may cause actual results to differ materially from Neogen and 3M’s current expectations. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated or anticipated by such forward-looking statements. The inclusion of such statements should not be regarded as a representation that such plans, estimates or expectations will be achieved. Important factors that could cause actual results to differ materially from such plans, estimates or expectations include, among others, (1) unexpected costs, charges or expenses resulting from the transaction; (2) uncertainty of the expected financial performance of the combined company following completion of the transaction; (3) failure to realize the anticipated benefits of the transaction, including as a result of delay in integrating the business of Neogen and the Food Safety Business, on the expected timeframe or at all; (4) the ability of the combined company to implement its business strategy; (5) difficulties and delays in the combined company achieving revenue and cost synergies; (6) inability of the combined company to retain and hire key personnel; (7) the risk that stockholder litigation in connection with the transaction or other litigation, settlements or investigations may result in significant costs of defense, indemnification and liability; (8) evolving legal, regulatory and tax regimes; (9) changes in general economic and/or industry specific conditions; (10) actions by third parties, including government agencies; and (11) risk factors detailed from time to time in Neogen’s and 3M’s reports filed with the Securities and Exchange Commission (the “SEC”), including Neogen’s and 3M’s annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and other documents filed with the SEC, including Neogen’s registration statement on Form S-4 (Reg. No. 333-263667) that includes a prospectus relating to the shares of Neogen common stock to be issued in the proposed transaction, as amended and supplemented (the “Neogen Registration Statement”), which was declared effective by the SEC on August 4, 2022, and SpinCo’s registration statement on Form S-4 and Form S-1 (Reg. No. 333-263669) in connection with its separation from 3M that contains a prospectus relating to the shares of SpinCo common stock to be issued in the proposed transaction, as amended and supplemented (the “SpinCo Registration Statement”), which was declared effective by the SEC on August 4, 2022 , in each case, filed with the SEC in connection with the transaction. The foregoing list of important factors is not exclusive.

Any forward-looking statements speak only as of the date of this communication. None of Neogen, 3M or SpinCo undertakes, and each party expressly disclaims, any obligation to update any forward-looking statements, whether as a result of new information or development, future events or otherwise, except as required by law. Readers are cautioned not to place undue reliance on any of these forward-looking statements.